UNITED MOBILE HOMES, INC.
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey  07728


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


       Notice is hereby given that the Annual Meeting of Shareholders of United Mobile Homes, Inc. (the Company) will be held on Thursday, May 31, 2001, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

1. To elect eight Directors, the names of whom are Set forth in the accompanying proxy statement, to serve for the ensuing year; and

          2.   To  ratify   the  appointment  of  KPMG  LLP  as
               Independent Auditors for the  Company  for   the
               year ending December 31, 2001; and

          3.   To   transact   such  other   business   as   may
   	         properly come   before   the  meeting  and  any
               adjournments thereof.

      The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on April 18, 2001 will be entitled to vote at the meeting and at any adjournments thereof.

      IF  YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE SIGN AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD  OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Ernest V. Bencivenga
                                       ERNEST V. BENCIVENGA
                                             Secretary
April 25, 2001

                    UNITED MOBILE HOMES, INC.
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728

                         PROXY STATEMENT
                 Annual Meeting of Shareholders
                          May 31, 2001


             SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Mobile Homes, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on May 31, 2001, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are being distributed on or about April 25, 2001 to shareholders of record April 18, 2001.

     A copy of the Annual Report, including financial statements, is being mailed herewith.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of the mail, but certain Officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $.10 par value common stock (Common Stock) of record as of the close of business on April 18, 2001, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding 7,430,983 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. An affirmative vote of a majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

      It is proposed to elect a Board of eight Directors. The proxy will be voted for the election of the eight nominees named herein, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. Robert J. Anderson, who has been a Director since 1980, will not stand for re-election. The Board of Directors has reduced the number of Directors from nine to eight. There are no current plans to increase the size of the Board at this time. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the said eight nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the eight nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Capital Corporation and Monmouth Real Estate Investment Corporation, both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for United Mobile Homes, Inc. In most respects, the activities of the Company, Monmouth Real Estate Investment Corporation and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

   Committees of the Board of Directors and Meeting Attendance

     The Board of Directors met four times during the last fiscal
year.    No Director attended fewer than 75% of the meetings.

      The  Company has a standing Audit Committee, a Stock Option
Committee and a Compensation Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, had seven meetings, including telephone meetings, during the last fiscal year. Charles P. Kaempffer, Richard H. Molke and Eugene D. Rothenberg, all of whom are outside Directors, are members of the Audit Committee.

      The Compensation Committee, which makes recommendations to the Directors concerning compensation, had one meeting during the last fiscal year. Richard H. Molke and Eugene D. Rothenberg are members of the Compensation Committee.

      The Stock Option Committee, which administers the Company's
Stock  Option Plan, had one meeting during the last fiscal  year.
Charles P. Kaempffer, Richard H. Molke and Eugene D. Rothenberg are members of the Stock Option Committee.


                         NOMINEES FOR DIRECTOR

                  Present Position with the Company;
                  Business Experience During Past    Director
  Nominee; Age    Five Years; Other Directorships     Since

Ernest V.           Secretary/Treasurer   (1984   to   1969
Bencivenga          present)      and      Director.
(83)                Financial  Consultant  (1976  to
                    present); Treasurer and Director
                    (1961  to present) and Secretary
                    (1967  to  present) of  Monmouth
                    Capital  Corporation;  Treasurer
                    and  Director (1968 to  present)
                    of    Monmouth    Real    Estate
                    Investment Corporation.

Anna T. Chew        Vice    President   and    Chief   1994
(42)                Financial   Officer   (1995   to
                    present)      and      Director.
                    Certified   Public   Accountant;
                    Controller (1991 to present) and
                    Director  (1993 to  present)  of
                    Monmouth  Real Estate Investment
                    Corporation; Controller (1991 to
                    present),  Vice President  (2001
                    to  present) and Director  (1994
                    to  present) of Monmouth Capital
                    Corporation.

Charles P.          Director.   Investor;   Director   1969
Kaempffer           (1970  to  present) of  Monmouth
(63)                Capital   Corporation;  Director
                    (1974  to  present) of  Monmouth
                    Real      Estate      Investment
                    Corporation;  Vice Chairman  and
                    Director  (1996 to  present)  of
                    Community Bank of New Jersey.

                         NOMINEES FOR DIRECTOR
                              (continued)



                  Present Position with the Company;
                  Business Experience During Past    Director
  Nominee; Age    Five Years; Other Directorships     Since


Eugene W. Landy     Chairman  of the Board  (1995  to  1969
(67)                present),  President   (1969   to
                    1995) and Director.  Attorney  at
                    Law;   President   and   Director
                    (1961  to  present)  of  Monmouth
                    Capital   Corporation;  President
                    and  Director (1968  to  present)
                    of     Monmouth    Real    Estate
                    Investment Corporation.


Samuel A. Landy     President  (1995 to present)  and  1992
(40)                Director.    Attorney   at   Law;
                    Director  (1989  to  present)  of
                    Monmouth  Real Estate  Investment
                    Corporation;  Director  (1994  to
                    present)   of  Monmouth   Capital
                    Corporation.


Richard H. Molke    Director.   Vice President  (1984  1986
(74)                to     present)     of     Remsco
                    Associates,  Inc., a construction
                    firm.


Eugene D.           Director.     Obstetrician    and  1977
Rothenberg          Gynecologist; Investor.
(68)

Robert G. Sampson   Director.    Investor;   Director  1969
(75)                (1963  to  present)  of  Monmouth
                    Capital   Corporation;   Director
                    (1968  to  present)  of  Monmouth
                    Real       Estate      Investment
                    Corporation;   General    Partner
                    (1983   to  present)  of  Sampco,
                    Ltd., an investment group.




  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS


      It is proposed to approve the appointment of KPMG LLP as Independent Auditors for the Company for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 2001, and shareholder approval of said appointment is requested. KPMG LLP has served as Independent Auditors for the Company since 1994. There are no affiliations between the Company and KPMG LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                     PRINCIPAL SHAREHOLDERS


      On  March 15, 2001, no person owned of record, or was known by  the Company to own beneficially, more than five percent  (5%)
of the shares of the Company, except the following:

                     Name and Address       Shares Owned    Percent of
Title of Class       of Beneficial Owner    Beneficially    Class


Common Stock         Eugene W. Landy          949,494       12.78%
                     20 Tuxedo Road
                     Rumson, NJ  07760

Common Stock         Richard H. Molke         426,117        5.73%
                     8 Ivins Place
                     Rumson, NJ  07760

INFORMATION RESPECTING DIRECTORS, OFFICERS AND AFFILIATED ENTITY


       As   of  March  15,  2001,  the  Directors  and  Officers,
individually and as a group, beneficially owned Common Stock as follows:

Name of Beneficial Owner       Shares Owned         Percent of
                            Beneficially (1)           Class
Ernest V. Bencivenga              32,082 (2)             0.43%
Anna T. Chew                      37,771 (3)             0.51%
Charles P. Kaempffer              62,317 (4)             0.84%
Eugene W. Landy                  949,494 (5)(11)        12.78%
Samuel A. Landy                  310,424 (6)             4.18%
Richard H. Molke                 426,117 (7)             5.73%
Eugene D. Rothenberg              81,163 (8)             1.09%
Robert G. Sampson                131,468 (9)             1.77%
United Mobile Homes,
Inc. 401(k) Plan                  36,997 (10)            0.50%
Directors, Officers and
Affiliated Entity as a         2,067,833 (11)           27.83%
Group


(1)  Beneficial  ownership,  as defined herein,  includes  Common
     Stock as to which a person has or shares voting and/or investment power.

(2) Includes (a) 9,001 shares owned by Mr. Bencivenga's wife, and (b) 6,135 shares held in Mr. Bencivenga's 401(k) Plan.
     Excludes 25,000 shares issuable upon exercise of stock options.

(3)  Includes  (a)  33,713 shares owned jointly with  Ms.  Chew's husband,  and  (b)  4,058 shares held in Ms.  Chew's  401(k)
     Plan.   Excludes  48,000 shares issuable  upon  exercise  of
     stock options.

(4) Includes (a) 2,000 shares owned by Mr. Kaempffer's wife, and (b) 60,317 shares held in the Charles P. Kaempffer
     Defined  Benefit  Pension Plan of  which  Mr.  Kaempffer  is
     Trustee with power to vote.

(5) Includes (a) 71,097 shares owned by Mr. Landy's wife, (b) 172,608 shares held by Landy Investments, Ltd. for which Mr. Landy has power to vote, (c) 126,031 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote, and (d) 68,684 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes (a) 228,862 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest, and (b) 125,000 shares issuable upon exercise of stock options.

(6) Includes (a) 27,243 shares owned jointly with Mr. Landy's wife, (b) 23,430 shares in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote, (c) 5,500 shares in the Samuel Landy Limited Partnership, and (d) 7,151 shares held in Mr. Landy's 401(k) Plan. Excludes 125,000 shares issuable upon exercise of stock options.

(7) Includes (a) 42,554 shares owned by Mr. Molke's wife, (b) 166,915 shares in the Richard H. Molke Grantor Retained
     Annuity  Trust  dated  December 21, 1992,  and  (c)  166,915 shares in the Louise G. Molke Grantor Retained Annuity Trust dated December 21, 1992.

(8)  Includes 56,878 shares held by Rothenberg Investments,  Ltd.
     In which Dr. Rothenberg has a beneficial interest.

(9)  Includes  48,492  shares held by Sampco Ltd.  In  which  Mr.
     Sampson has a beneficial interest.

(10) Excludes shares held by Ernest V. Bencivenga, Samuel A. Landy and Anna T. Chew which have been included in their holdings as shown above. Samuel A. Landy, President and Director, and Anna T. Chew, Vice President and Director, are Co-Trustees of the Company's 401(k) Plan and share voting powers.

(11) Excludes  142,200  shares (1.91%)  owned  by  Monmouth  Real
     Estate   Investment  Corporation.   Eugene  W.  Landy   owns
     beneficially  approximately  5%  of   Monmouth  Real  Estate
     Investment Corporation.

                     EXECUTIVE COMPENSATION

Summary Compensation Table.

      The following Summary Compensation Table shows compensation paid by the Company for services rendered during 2000, 1999 and 1998 to the Chairman of the Board, President and Vice President. There were no other executive officers whose aggregate cash compensation exceeded $100,000:

Name and Principal               Annual Compensation
Position          Year    Salary      Bonus   All Other   Options

Eugene W. Landy    2000   $150,000  $  -     $ 53,876(1)     -
Chairman of the    1999   $150,000  $  -     $ 52,876(1)     -
Board              1998   $ 75,000  $  -     $173,376(1)  25,000

Samuel A. Landy    2000   $214,615  $ 8,269  $ 18,432(2)  25,000
President          1999   $205,000  $ 7,885  $ 15,410(2)  25,000
                   1998   $199,650  $43,979  $ 18,559(2)  25,000

Anna T. Chew       2000   $132,635  $14,119  $ 16,003(3)  10,000
Vice President     1999   $120,577  $13,654  $ 13,650(3)  10,000
1998 $110,000  $16,231  $ 14,752(3)  10,000

 (1)   Represents  base compensation of $75,000 in 1998,  as  well
      as  Director's fees, fringe benefits and legal fees.   Also
      includes an accrual of $40,000, $40,000 and $80,000 for 2000, 1999 and 1998, respectively, for pension and other benefits in accordance with Eugene W. Landy's employment contract.

(2)   Represents    Director's   fees,   fringe   benefits    and
      discretionary   contributions  by  the   Company   to   the
      Company's 401(k) Plan allocated to an account of the named executive officer.

(3) Represents Director's fees and discretionary contributions by the Company to the Company's 401(k) Plan allocated to an account of the named executive officer.

Stock Option Plan

      The  following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended
December 31, 2000:
                                                       Potential Realized
                                                        Value at Assumed
                        % of Total   Price		  Annual Rates for
                Options Granted to    Per   Expiration    Option Term
    Name        Granted  Employees   Share     Date       5%     10%

Samuel A. Landy  25,000    41%     $ 9.0625   1/06/05   $34,503 $102,915
Anna T. Chew     10,000    16%     $ 8.50     7/17/05   $23,500 $ 51,900

      The following table sets forth for the executive officers named in the Summary Compensation Table information regarding stock options outstanding at December 31, 2000:

                                           Number of          Value of
		            			Unexercised        Unexercised
		              			Options at		 Options at
                                           Year-End           Year-End
                      Shares      Value   Exercisable/	 Exercisable/
Name                Exercised  Realized   Unexercisable      Unexercisable

Eugene W. Landy        -0-       N/A      125,000/-0-       $62,500/$-0-
Samuel A. Landy        -0-       N/A      125,000/25,000    $31,250/$ 10,938
Anna T. Chew           -0-       N/A       38,000/10,000    $ 6,875/$ 10,000

Compensation of Directors

     The Directors receive a fee of $1,000 for each Board meeting attended. Directors also receive a fixed annual fee of $7,600, payable $1,900 quarterly. Effective July, 2001, this fixed annual fee will be increased to $10,000, payable $2,500 quarterly. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.

Employment Agreements

     Eugene W. Landy:
      On  December  14,  1993, the Company and  Eugene  W.  Landy
entered into an Employment Agreement under which Mr. Landy receives an annual base compensation of $150,000 plus bonuses and customary fringe benefits, including health insurance, participation in the Company's 401(k) Plan, stock options, five weeks' vacation and use of an automobile. In lieu of annual increases in compensation, there will be additional bonuses voted by the Board of Directors. On severance of employment for any reason, Mr. Landy will receive severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance. If employment is terminated following a change in control of the Company, Mr. Landy will be entitled to severance pay only if actually severed either at the time of merger or subsequently. In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly. On retirement, Mr. Landy shall receive a pension of $50,000 a year for ten years, payable in monthly installments. In the event of death, Mr. Landy's designated beneficiary shall receive $450,000, $100,000 thirty days after death and the balance one year after death. The Employment Agreement terminated December 31, 2000 but was automatically renewed and extended for successive one-year periods.

     Samuel A. Landy:
      Effective January 1, 1999, the Company and Samuel A. Landy entered into a three-year Employment Agreement under which Samuel Landy receives an annual base salary of $205,000 for 1999,
$215,000  for  2000  and  $225,000  for  2001  plus  bonuses  and customary fringe benefits. Bonuses shall be at the discretion of the Board of Directors and shall be based on certain guidelines. Samuel Landy will also receive four weeks' vacation, use of an automobile, and stock options for 25,000 shares in each year of the contract. On severance or disability, Samuel A. Landy is entitled to one year's pay. The Company also agrees to loan to Samuel Landy $100,000 at the Company's corporate borrowing rate with a five-year maturity and a fifteen-year principal amortization. Additional amounts, secured by Company stock, may be borrowed at the same terms for the exercise of stock options.

     Anna T. Chew:
      Effective January 1, 2000, the Company extended Anna T. Chew's Employment Agreement for an additional three years. Ms. Chew receives an annual base salary of $133,100 for 2000, $146,400 for 2001 and $161,000 for 2002 plus bonuses and customary fringe benefits. On severance for any reason, Ms. Chew is entitled to an additional one year's pay. In the event of disability, her salary shall continue for a period of two years.


   Report of Compensation Committee on Executive Compensation


     Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

     The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The  final  criteria in setting compensation is  comparable
wages  in  the  industry.   In  this regard,  the  REIT  industry
maintains excellent statistics.

     Evaluation

      Eugene W. Landy is under an employment agreement with the Company. His base compensation under this agreement is $150,000 per year. (The Summary Compensation Table for Eugene W. Landy shows a salary of $150,000, $13,876 in Director's fees, fringe benefits and legal fees plus $40,000 accrual for pension and other benefits in 2000).

     The Committee also reviewed the progress made by Samuel A. Landy, President. Funds from operations increased by approximately 12%. Samuel A. Landy is under an employment agreement with the Company. His base compensation under this agreement was $215,000 for 2000.

                                        Compensation Committee:
                                        Richard H. Molke
                                        Eugene D. Rothenberg


                    Report of Audit Committee


      The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the American Stock Exchange. The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions. A full description of the Audit Committee's primary responsibilities is attached to this proxy statement as Appendix A.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended
December 31, 2000.

             We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing
Standards No. 61, Communication with Audit Committees.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees and have discussed with the auditors the auditors' independence.

      During  the year ended December 31, 2000, the Company  paid the  independent auditors, KPMG LLP, $31,700 for  audit  services
and   $27,000  for  non-audit  services,  primarily  tax   return
preparation.

             Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual
Report on Form 10-K for the year ended December 31, 2000.

                                        Audit Committee:
                                        Charles P. Kaempffer
                                        Richard H. Molke
                                        Eugene D. Rothenberg

                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.



      	                   1995  1996  1997  1998  1999  2000

United Mobile Homes, Inc.      100	  123	  135	  131	  110	  139
NAREIT All REIT                100    136   161   131   123   154
S&P 500                   	 100    123   164   211   255   232




         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Monmouth Real Estate Investment Corporation

      As of December 31, 2000, the Company owned a total of 378,369 shares of Monmouth Real Estate Investment Corporation (MREIC) common stock with a cost of $2,165,069. These shares were purchased primarily through MREIC's Dividend Reinvestment and Stock Purchase Plan. The market value of these shares as of December 31, 2000 was $1,844,550. There are six Directors of the Company who are also Directors and shareholders of MREIC.

Transactions  with Monmouth Capital Corporation  and  The  Mobile
Home Store, Inc.

      As of December 31, 2000, the Company owned a total of 22,267 shares of Monmouth Capital Corporation (MCC) common stock with a cost of $56,986. These shares were purchased primarily through MCC's Dividend Reinvestment and Stock Purchase Plan. The market value of these shares as of December 31, 2000 was $55,666. Six Directors of the Company are also Directors and shareholders of MCC.

      The  Company  receives rental income from The  Mobile  Home
Store, Inc. (MHS), a wholly-owned subsidiary of MCC. MHS sells and finances the sales of manufactured homes.

      MHS pays the Company market rent on sites where MHS has a home for sale. Total site rental income from MHS amounted to $109,550, $159,065 and $152,935, respectively, for the years ended December 31, 2000, 1999 and 1998.

     Effective April 1, 1996, the Company and MHS entered into an agreement whereby MHS leases space from the Company to be used as sales lots, at market rates, at most of the Company's communities. Total rental income relating to these leases amounted to $153,480, $142,680 and $139,200 for the years ended December 31, 2000, 1999 and 1998, respectively.

      As a REIT, the Company cannot be in the business of selling manufactured homes for profit. During 2000, 1999 and 1998, the Company had approximately $52,000, $62,000 and $139,000, respectively, of rental homes that were sold to MHS at book value.

      During 2000, 1999 and 1998, the Company purchased from MHS at its cost 11, 24 and 10 new homes, respectively, totaling
$201,399,  $530,520 and $269,192, respectively,  to  be  used  as rental homes.

Salary and Director's, Management and Legal Fees

      During the years ended December 31, 2000, 1999 and 1998, salary and Director's, management and legal fees to Eugene W.
Landy and the law firm of Landy & Landy amounted to $161,600, $160,600 and $166,100, respectively.

Other Matters

      In August, 1999, the Company entered into a lease for its 9,600 square foot corporate offices. The lease is for a five-year term at market rates with monthly lease payments of $12,000. The lessor of the property is owned by certain officers and directors of the Company. The lease payments and the resultant lease term commenced on May 1, 2000. Approximately 50% of the monthly lease payment is reimbursed by other related entities utilizing the leased space (MCC and MREIC).

     There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A.
Landy,  President  and Director, is the son of Eugene  W.  Landy,
Chairman of the Board of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current year.

      There is a potential loss of professional independence inherent in the attorney/director relationship. This may jeopardize the attorney's usefulness as a director and may compromise his effectiveness as a corporate attorney. It is not unusual for a corporation to have on its Board of Directors an attorney who also serves as outside counsel. The New Jersey Supreme Court has ruled that this relationship is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.


        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS


      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.


                             GENERAL


      The Board of Directors knows of no other matters other than those stated in the Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2000 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to UNITED MOBILE HOMES, INC., Attention: Secretary, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 2002 Annual Meeting of Shareholders to be eligible for inclusion in the
Company's 2002 Proxy Statement, they must be received by the Company at its principal office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than December 1, 2001.


                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Ernest V. Bencivenga
                                ERNEST V. BENCIVENGA
                                Secretary

Dated:   April 25, 2001










IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

                           APPENDIX A

                    UNITED MOBILE HOMES, INC.
                     AUDIT COMMITTEE CHARTER


I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.
The Audit Committee's primary duties and responsibilities are to:

 .     Monitor  the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

 .     Monitor  the independence and performance of the  Company's independent auditors.

 .     Provide  an  avenue of communication among the  independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.


II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS


Audit Committee members shall meet the requirements of the American Stock Exchange. The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors upon recommendation by the Chairman. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee or its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures, as considered necessary.


III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES


Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4.   Review   with   financial  management  and  the  independent
     auditors, the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution, as considered necessary. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item
     9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach, as considered necessary.

9. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.


11. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on
    the   organization's  financial  statements,  the   Company's
    compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

13.   Perform  any other activities consistent with this Charter,
    the Company's By-laws and   governing law, as the Committee or
    the Board deems necessary or appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY
PROXY
                    UNITED MOBILE HOMES, INC.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   This Proxy is Solicited on Behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The undersigned hereby appoints EUGENE W. LANDY, ERNEST V. BENCIVENGA, and SAMUEL A. LANDY, and each or any of them, proxies of the undersigned, with full power of substitution to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, May 31, 2001, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1)	Election of Directors - Nominees are:  Ernest V.
  	Bencivenga, Anna T. Chew, Charles P. Kaempffer, Eugene W. Landy, Samuel A. Landy, Richard H. Molke, Eugene D. Rothenberg and Robert G. Sampson.
  	(Instruction: To withhold authority to vote for any individual Nominee, write that person's name on the line below.)


______________________________________________________________________
 FOR all Nominees                        WITHHOLD AUTHORITY
 except as Indicated /  /         to vote for listed Nominees  /  /

(2)  	Approval of the appointment of KPMG  LLP as Independent
  	Auditors for the Company for the year ending December 31, 2001.

     FOR /  /            AGAINST  /  /       ABSTAIN /  /

(3)	Such other business as may be brought before the meeting or
any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the
  	Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged:

DATED:____________________________, 2001.

_________________________________________
               Signature


_________________________________________
                  Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.